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                                                                   Exhibit 10.13

                             AMENDMENT NUMBER THREE
                                     to the
            SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT,
                           Dated as of March 8, 2005,
                                      among
                         OPTION ONE OWNER TRUST 2001-2,
                     OPTION ONE LOAN WAREHOUSE CORPORATION,
                         OPTION ONE MORTGAGE CORPORATION
                                       and
                              WELLS FARGO BANK N.A.

          This AMENDMENT NUMBER THREE (this "Amendment") is made and is effective as of this 30th day of September, 2005 (the "Effective Date"), among Option One Owner Trust 2001-2 (the "Issuer"), Option One Loan Warehouse Corporation (the "Depositor"), Option One Mortgage Corporation (the "Loan Originator" and the "Servicer") and Wells Fargo Bank N.A., as Indenture Trustee (the "Indenture Trustee"), to the Second Amended and Restated Sale and Servicing Agreement, dated as of March 8, 2005, as amended (the "Sale and Servicing Agreement"), among the Issuer, the Depositor, the Loan Originator, the Servicer and the Indenture Trustee.

                                    RECITALS

          WHEREAS, the parties hereto desire to amend the Sale and Servicing Agreement to temporarily increase the sublimit for Wet Funded Loans, as more expressly set forth herein.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Sale and Servicing Agreement.

          SECTION 2. Amendment. As of the Effective Date, the following amendments shall be in full force and effect.

     (a) Section 1.01 of the Sale and Servicing Agreement is hereby amended by deleting in its entirety clause (ix) in the definition of "Collateral Value" and replacing such clause with the following:

          (ix) for the period from September 30, 2005 to and including October 7, 2005, the aggregate Collateral Value of Loans that are Wet Funded Loans may not exceed 60% of the Maximum Note Principal Balance and after such period, the aggregate Collateral Value of the Loans that are Wet Funded Loans may not exceed 50% of the Maximum Note Principal Balance;

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          SECTION 3. Representations. In order to induce the parties hereto to execute and deliver this Amendment, each of the Issuer, the Depositor and the Loan Originator hereby jointly and severally represents to the other parties hereto and the Noteholders that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Note Purchase Agreement and the other Basic Documents are true and correct, and
(b) it is otherwise in full compliance with all of the terms and conditions of the Sale and Servicing Agreement.

          SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Sale and Servicing Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Sale and Servicing Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Sale and Servicing Agreement, any reference in any of such items to the Sale and Servicing Agreement being sufficient to refer to the Sale and Servicing Agreement as amended hereby.

          SECTION 5. Fees and Expenses. The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the Initial Noteholder all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Initial Noteholder, (ii) all reasonable fees and expenses of the Indenture Trustee and Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

          SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 8. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2001-2 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or


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be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                        OPTION ONE OWNER TRUST 2001-2

                                        By: Wilmington Trust Company, not in its
                                        individual capacity but solely as owner
                                        trustee


                                        By: /s/ Mary Kay Pupillo
                                            ------------------------------------
                                        Name: Mary Kay Pupillo
                                        Title: Assistant Vice President


                                        OPTION ONE LOAN WAREHOUSE
                                        CORPORATION


                                        By: /s/ CR Fulton
                                            ------------------------------------
                                        Name: Charles R. Fulton
                                        Title: Assistant Secretary


                                        OPTION ONE MORTGAGE CORPORATION


                                        By: /s/ CR Fulton
                                            ------------------------------------
                                        Name: Charles R. Fulton
                                        Title: Vice President


                                        WELLS FARGO BANK N.A., as Indenture
                                        Trustee


                                        By: /s/ Reid Denny
                                            ------------------------------------
                                        Name: Reid Denny
                                        Title: Vice President

          [Signature Page to Amendment Three to the Second Amended and
                     Restated Sale and Servicing Agreement]


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